                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)      December 27, 1999
                                                -------------------------------

                             WEBLINK WIRELESS, INC.
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             (Exact Name of Registrant as Specified in Its Chapter)


                                    DELAWARE
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                 (State of Other Jurisdiction of Incorporation)

        0-28196                                              75-2575229
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(Commission File Number)                       (IRS Employer Identification No.)


3333 Lee Parkway, Suite 100, Dallas, Texas                             75219
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(Address of Principal Executive Offices)                            (Zip Code)


                                  214-765-4000
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              (Registrant's Telephone Number, Including Area Code)


                             PAGEMART WIRELESS, INC.
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              (Former Name, Former Address and Former Fiscal Year,
                         if changed since last report)

ITEM 5.       OTHER EVENTS.
              On December 23, 1999, WebLink Wireless, Inc. issued the attached press release.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             WEBLINK WIRELESS, INC.



                                             By: /s/ Frederick G. Anderson
                                                 -------------------------------
                                             Name: Frederick G. Anderson
                                             Title: Vice President, General
                                                    Counsel and Secretary


Date: December 27, 1999

                               INDEX TO EXHIBITS

Exhibit
Number              Description
--------            -----------
99.1                News Release